PRIVATE ACCESS, INC.

AMENDMENT TO CONVERTIBLE PROMISSORY NOTES AND

NOTE RESTRUCTURING AGREEMENT

This Amendment to Convertible Promissory Notes and Note Restructuring Agreement (this "**Amendment**") is made as of August 3, 2009 by and among Private Access, Inc., a California corporation (the "**Company**"), and the holders of the convertible promissory notes issued pursuant to the Notes Purchase Agreement, dated January 15, 2009 (such holders, the "**Investors**", and such agreement, the "**Purchase Agreement**"). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Prior Notes (as defined below).

WHEREAS, pursuant to the terms of the Purchase Agreement, the Company issued to each of the Investors one or more convertible promissory notes (the "**Prior Notes**");

WHEREAS, in connection with the purchase of a Prior Note by VirtualHealth Technologies, Inc. ("**VHTI**"), the Company and VHTI entered into a Note Restructuring Agreement, dated as of January 15, 2009 (the "**Restructuring Agreement**"), pursuant to which the Company granted VHTI a right of first offer with respect to certain new securities issued by the Company;

WHEREAS, the Company and Pfizer Inc., a Delaware corporation ("**Pfizer**"), intend to enter into a Notes Purchase Agreement (the "**New Purchase Agreement**"), pursuant to which the Company will sell and issue to Pfizer one or more convertible promissory notes with an aggregate principal amount of up to $3,800,000;

WHEREAS, in order to induce Pfizer to enter into the New Purchase Agreement and consummate the transactions contemplated thereby, (i) the Company and the Investors desire to amend the Prior Notes to, among other things, extend the maturity dates thereof, and (ii) the Company and VHTI desire to amend the Restructuring Agreement to amend certain provisions with respect to VHTI's right of first offer set forth therein;

WHEREAS, Section 6(b) of each Prior Note provides that such Prior Note, or any provision therein, may be amended, waived or modified with the written consent of a Majority in Interest (as defined in the Prior Notes) of the Investors; and

WHEREAS, Section 9(h) of the Restructuring Agreement provides that the Restructuring Agreement may be amended, supplemented or modified with the written consent of the Company and VHTI.

NOW, THEREFORE, in consideration of the covenants and promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. *Extension of Maturity Date.* Each of the Prior Notes is hereby amended such that the definition of "Maturity Date" and any reference to such term therein shall mean August 3, 2013.

2. *Definition of Conversion Price.* The definition of "Conversion Price" in each of the Prior Notes is hereby amended and restated in its entirety to read as follows:

"**Conversion Price**" shall mean a percentage of the price per share paid by the other purchasers of the Equity Securities sold in the Qualified Equity financing equal to (a) 90%, if the initial closing of the Qualified Financing is consummated on or before the 12 month anniversary of the issuance date of this Note, (b) 87.5%, if the initial closing of the Qualified Financing is consummated after the 12 month anniversary but on or before the 18 month anniversary of the issuance date of this Note, (c) 85%, if the initial closing of the Qualified Financing is consummated after the 18 month anniversary but on or before the 24 month anniversary of the issuance date of this Note, or (d) 80%, if the initial closing of the Qualified Financing is consummated after the 24 month anniversary of the issuance date of this Note.

3. *Definition of Security Agreement.* The second paragraph of each of the Prior Notes is hereby amended and restated in its entirety to read as follows:

"THE OBLIGATIONS DUE UNDER THIS NOTE ARE SECURED BY A SECURITY AGREEMENT (THE "**SECURITY AGREEMENT**") DATED AS OF August 3, 2009 AND EXECUTED BY THE COMPANY FOR THE BENEFIT OF INVESTOR. ADDITIONAL RIGHTS OF INVESTOR ARE SET FORTH IN THE SECURITY AGREEMENT."

4. *Amendment to Restructuring Agreement.* Section 4 of the Restructuring Agreement is hereby amended to add a new subsection (d), which shall read in its entirety as follows:

"(d) Notwithstanding the foregoing, in the event that Pfizer Inc. ("**Pfizer**") elects to exercise its right of first refusal pursuant to Section 7(k) of that certain Notes Purchase Agreement between the Company and Pfizer, dated as of August 3, 2009 (the "**Pfizer Purchase Agreement**") with respect to any Offering, then the number of New Securities Investor shall be entitled to purchase pursuant to this Section 4 in such Offering shall be limited to its Pro Rata Portion. For the purposes of this Agreement, Investor's "**Pro Rata Portion**" shall mean the number of shares of New Securities obtained by multiplying (i) the aggregate number of shares of New Securities to be issued in the applicable Offering by (ii) a fraction, (A) the numerator of which is the outstanding principal amount of the New Note and (B) the denominator of which is the sum obtained by adding the aggregate principal amount outstanding under the New Note to the aggregate principal amount outstanding under the convertible promissory note(s) issued to Pfizer pursuant to the Pfizer Purchase Agreement. For the avoidance of doubt, if Pfizer elects to exercise its right of first offer pursuant to Section 7(k) of the Pfizer Purchase Agreement, then, notwithstanding anything in Section 4(b)(ii) to the contrary, in no event shall the Company issue Investor any New Securities for no consideration if such issuance would result in Investor exceeding its Pro Rata Portion."

5. *Effect.* Except as they have been specifically amended pursuant to this Amendment, the Prior Notes, the Purchase Agreement and the Restructuring Agreement shall, from and after the date hereof, continue in full force and effect.

6. *Entire Agreement.* The Prior Notes, the Purchase Agreement, and, with respect to VHTI, the Restructuring Agreement, including any schedules and exhibits thereto, constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede any prior understandings, agreements, or representations by or among the parties, written or oral, to the extent they related in any way to the subject matter hereof and thereof. In case of any conflict between the terms of this Amendment and the Prior Notes or the Restructuring Agreement, the terms of this Amendment shall govern.

7. *Counterparts.* This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

8. *Severability.* Any term or provision of this Amendment that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

9. *Governing Law.* This Amendment and all actions arising out of or in connection with this Amendment shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California or of any other state.

10. *Amendments; Waivers.* Any provision of this Amendment may be amended, waived or modified only upon the written consent of the Company and a Majority in Interest of the Investors; provided, however, that any amendment, waiver or modification of Section 4 hereof shall also require the written consent of VHTI.

(*Signature page follows*)

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

COMPANY:

PRIVATE ACCESS, INC.

By: ______________________________
Robert H. Shelton
Chief Executive Officer

INVESTORS:

VIRTUALHEALTH TECHNOLOGIES, INC.

By: ______________________________
Scott A. Haire
Chief Executive Officer

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

COMPANY:

PRIVATE ACCESS, INC.

By: ______________________________
Robert H. Shelton
Chief Executive Officer

INVESTORS:

VIRTUALHEALTH TECHNOLOGIES, INC.

By: ______________________________
Scott A. Haire
Chief Executive Officer